UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21504
                                                     ---------

                  Advent/Claymore Enhanced Growth & Income Fund
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1065 Avenue of the Americas, New York, NY 10018
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Robert White, Treasurer
                 1065 Avenue of the Americas, New York, NY 10018
          ------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 479-0675
                                                           --------------

                       Date of fiscal year end: October 31
                                                ----------

                   Date of reporting period: October 31, 2009
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


          ANNUAL                         ADVENT/CLAYMORE ENHANCED |
          REPORT                                                  | LCM
October 31, 2009                             GROWTH & INCOME FUND |

Photo: bridge over a lake


                Logo:   ADVENT                      Logo: CLAYMORE(R)
                        CAPITAL MANAGEMENT

WWW.CLAYMORE.COM/LCM

                         ...YOUR BRIDGE TO THE LATEST,

                MOST UP-TO-DATE INFORMATION ABOUT THE

        ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

LCM    |Advent/
LISTED |Claymore
NYSE   |Enhanced Growth
        & Income Fund

LOGO:  ADVENT
       Capital Management

LOGO: CLAYMORE(R)

There can be no assurance the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

NOT FDIC o INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/LCM, you will find:

o Daily, weekly and monthly data on share prices, net asset values, distributions, and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information


Advent Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

PHOTO
TRACY V. MAITLAND
PRESIDENT AND CHIEF EXECUTIVE OFFICER


Dear SHAREHOLDER |

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended October 31, 2009.

The Fund's primary investment objective is to seek current income and current gains trading in securities, with a secondary objective of long term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. We seek international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This flexibility to move among the three asset classes is quite beneficial to the Fund's ability to balance return and risk.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the fiscal year ending October 31, 2009, the Fund generated a total return based on market price of 34.17% and a return of 19.74% based on NAV. As of October 31, 2009, the Fund's market price of $10.48 represented a discount of 10.58% to NAV of $11.72. As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91.

The Fund paid a quarterly dividend of $0.350 per share in November 2008 and quarterly dividends of $0.264 in February, May and August 2009. The Fund's dividend was reduced in an effort to provide greater balance between the Fund's primary investment objective to seek current income and current gains from trading securities and its secondary investment objective of long-term capital appreciation along with seeking to enhance the Fund's earning power over time. We believe that maintaining and potentially growing the Fund's net asset value will benefit the Fund's shareholders over time. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

Annual Report | October 31, 2009 | 3

LCM | Advent/Claymore Enhanced Growth & Income Fund | DEAR SHAREHOLDER continued

On July 17, 2009, Claymore Group Inc., the parent of Claymore Advisors, LLC (the "Adviser"), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. would merge into Claymore Group Inc., which would be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date"), and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Fund's advisory agreement. Accordingly, on September 29, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of:
(a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Agreement are held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Advisory Agreement. Other than the effective date and the provisions set forth above regarding the advisory fees placement into an escrow account, the terms and conditions of the Interim Advisory Agreement is substantively identical to those of the original advisory agreement.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund's performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/lcm.

Sincerely,

/s/ Tracy V. Maitland

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

December 2, 2009

4 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

QUESTIONS & ANSWERS |

Advent/Claymore Enhanced Growth & Income Fund (the "Fund") is managed by a team of seasoned professionals at Advent Capital Management, LLC ("Advent"), led by Tracy V. Maitland, Advent's President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the fiscal year ended October 31, 2009.

1. WILL YOU REMIND US OF THIS FUND'S OBJECTIVES AND HOW YOU SEEK TO ACHIEVE
THEM?
The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Additionally, the Fund engages in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Capital appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.

2. PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST 12 MONTHS.
The Fund's annual report for the 2008 fiscal year discussed a financial crisis that originated with the end of a housing boom fueled by excessively easy credit. After the September 2008 failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, interest rate spreads between Treasury securities and corporate bonds widened dramatically, and there were pronounced declines in the market values of convertibles, high-yield bonds and other asset classes that carried any degree of credit risk.

The market for convertible securities, which in the past was much less volatile than equities, was already weak prior to the Lehman failure. Then the convertible market, as measured by the Merrill Lynch All U.S. Convertibles Index, which measures the performance of the domestic convertible market, lost 14.59% and 17.99%, respectively, in the months of September and October 2008--an unprecedented setback. A major reason for the severe decline was selling by hedge funds, which had made leveraged investments in convertibles while shorting the underlying common stocks. Having lost their prime brokerage accounts and other sources of credit, hedge funds were forced to sell their convertible securities at any price, regardless of fundamentals, causing prices to drop precipitously. The return of the Merrill Lynch All U.S. Convertibles Index was -35.73% for calendar year 2008, the worst one-year performance in the 50-plus years for which historical records are available.

This dramatic technical sell-off in convertibles created unusual interest in convertible securities in early 2009. There was considerable purchasing by managers of equity and bond accounts, many of which are permitted to invest in convertibles, since convertibles are debt instruments with the option to convert into equities. Both equity and bond markets bottomed out in March 2009, and U.S. securities markets, including the market for convertibles, have rallied significantly since then, resulting in positive returns for almost all asset classes for the Fund's fiscal year ended October 31, 2009. Return of the Merrill Lynch All U.S. Convertibles Index for the 12-month period of 37.27% was much higher than the 9.80% return of the Standard & Poor's 500 Index, which is generally regarded as a good indicator of the broad stock market, for the same period. As credit spreads tightened at the same time equity prices moved up, convertible securities benefited from both of these market trends.

After a period of extreme weakness in late 2008, the high yield bond market experienced a dramatic recovery as investors once again embraced risk. The return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 48.79% for the 12 months ended October 31, 2009. This compares with a return of 13.79% for the Barclays Capital US Aggregate Bond Index, which measures the return of the high-quality U.S. bond market as a whole for the same 12-month period.

3. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
For the fiscal year ended October 31, 2009, the Fund generated a total return based on market price of 34.17% and a return of 19.74% based on NAV. As of October 31, 2009, the Fund's market price of $10.48 represented a discount of 10.58% to NAV of $11.72. As of October 31, 2008, the Fund's market price of $8.97 represented a discount of 17.78% to NAV of $10.91. All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions.

For comparison, The CBOE S&P 500 2% OTM BuyWrite Index, which measures performance of out-of-the-money S&P 500 Index call options, returned 11.88% over the same period; the Fund's higher return than this index illustrates the value of the Fund's strategy during this period, emphasizing convertible securities over equities.

Annual Report | October 31, 2009 | 5

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. The Adviser believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

4. HOW WAS THE FUND ALLOCATED AMONG ASSET CLASSES DURING THE OCTOBER 2009 FISCAL YEAR?
The Fund was designed to be diversified among asset classes but also to have the flexibility to reallocate assets as necessary. Investments are allocated globally among stocks, convertible securities and high-yield bonds.

As of October 31, 2009, the common equity position had been reduced to 8.6%, with a corresponding increase in convertible securities. At the end of the prior fiscal year, October 31, 2008, common stocks represented 29.0% of the portfolio. The extreme weakness in the convertible and high yield bond markets in the fall of 2008 provided some unusual opportunities for the Fund. The Fund was able to invest in convertible securities of high quality companies at very attractive prices, simultaneously increasing income and improving the portfolio's credit quality, while also positioning the Fund to participate in an improving equity market.

The Fund's investments in high yield bonds were also reduced, from 15.6% of the portfolio as of October 31, 2008, to 7.4% at October 31, 2009. Rigorous credit research is especially important in the selection of high-yield bonds for this Fund, and Advent's proprietary credit research emphasizes cash flow and balance sheets. Our focus is on the higher-quality segment of the high-yield bond market, therefore, avoiding those bonds considered likely to default.

As of October 31, 2009, 82.1% of the Fund's assets are in convertibles; of this, 61.4% is in convertible bonds and 20.7% in convertible preferreds. At the end of the last fiscal year, October 31, 2008, convertible bonds represented 30.6% of the portfolio, and convertible preferred stocks represented 22.2%, so that the total exposure to convertibles was 52.8% . In the first few months of the 2009 fiscal year, more of the Fund's assets were moved into convertible bonds, reducing the exposure to convertible preferred stock and common stock.

In terms of industry representation, health care represents the greatest percentage of the portfolio, 27.5% as of October 31, 2009, followed by financial services at 14.0% .

Before the beginning of the 2009 fiscal year, the position in foreign securities was reduced because weakening world economies created concerns about liquidity and fundamental risk in these securities. In recent months, as economies around the world have begun to show signs of recovery, the Fund's international representation has been increased, with additions in Europe and non-Japan Asia. As of October 31, 2009, international investments represent 24.3% of the portfolio.

5. WHICH INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?
As discussed above, the decision to increase the Fund's emphasis on convertible bonds, which experienced a dramatic recovery after extreme weakness early in the fiscal year, was a major factor in the Fund's strong performance. The Merrill Lynch All U.S. Convertibles Index returned a remarkable 37.27% during the Fund's fiscal year. The Fund's high-yield bonds also performed well, reflecting strength in this segment of the market. Besides contributing to total return, both of these asset classes provided attractive levels of income.

In terms of individual holdings, one of the big winners was Golden Eagle Retail Group Limited (not held in portfolio at period end), a retailer headquartered in Hong Kong with operations in mainland China. The company differentiates itself by focusing its sales efforts on the underserved, second-tier cities and targeting the rapidly growing middle class demographic. Unlike many of its competitors, Golden Eagle owns over 60% of its retail stores, which gives a debt investor more comfort in knowing their obligations are backed with hard assets. Golden Eagle's convertible bonds were added to the Fund's portfolio when they were selling at a distressed price, offering a yield to maturity of 12%, with less than two years to maturity. As the Chinese economy and the company's operations improved, the stock moved up sharply and the conversion feature of the bonds became valuable, so that the investment provided a total return--including both income and appreciation--of more than 100%.

6 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

Another investment that contributed importantly was Human Genome Sciences, Inc. (0.7% of long-term investments), a commercially-focused biopharmaceutical company. The market had modest expectations for a drug that was in clinical trials, but Advent's research concluded that there was large upside potential if the drug succeeded yet little downside risk from investing in the bond even if the drug proved disappointing. The Fund invested in a convertible bond, common stock and some options. In July 2009, the company announced positive trials for a drug formulated to treat Lupus, which is a major disease worldwide. This drug, the first new drug in over 50 years to show promise in treating Lupus, means that the company has the potential for a multi-billion dollar blockbuster drug, and the stock moved up sharply.

Also positive was another health care company, Schering-Plough Corporation (not held in portfolio at period end). The Fund owned a mandatory convertible preferred with a very attractive yield; this was purchased as a low-risk income-oriented investment. When the company reached an agreement to merge with Merck & Co., Inc. (not held in portfolio at period end), the convertible appreciated significantly; this investment therefore contributed to income and to total return.

6. WHICH DECISIONS HURT PERFORMANCE?
Most of the losses occurred early in fiscal 2009, before the equity, high yield and convertibles markets began to recover. In the later months of the fiscal year, most positions produced positive returns.

One of the biggest disappointments was a preferred issue of SLM Corp. (not held in portfolio at period end), which had been considered reasonably secure because the majority of its revenue was generated in originating government-guaranteed student loans. In early 2009, legislation was proposed to effectively nationalize the student loan business, thereby bypassing much of SLM's business, and the preferred stock lost much of its value. Subsequently, proposed legislation has changed multiple times, creating further uncertainty. However, it now seems likely that SLM will retain at least the servicing portion of the business, if not the basic loan origination operations.

Other setbacks were positions in convertible preferred issues of Citigroup (not held in portfolio at period end) and KeyCorp (0.9% of long-term investments), two bank holding companies that have suffered a series of write-downs and have had to raise additional capital.

7. WHAT WAS THE IMPACT OF THE FUND'S COVERED CALL STRATEGY?
The writing of covered call options contributed to performance, particularly in the first three months of the fiscal year, when the equity market was extremely weak. During this period nearly every option written produced useful income, as falling prices of the underlying securities meant that most of the options expired worthless and the Fund kept the call option premiums. However, when the equity market is moving up fairly steadily, which has been the case since March 2009, a covered call strategy limits the upside as equities or convertibles on which calls are written move through the strike price.

The Fund's mandate is to write covered call options on at least 50% of the securities held in the portfolio, generally 10% to 15% out of the money. As of October 31, 2009, options were written against approximately 51.4% of the total securities in the Fund, and on 76.5% of the Fund's equity positions.

The Fund's covered call overlay serves mainly to help meet distribution goals and, to a lesser extent, to help maintain the Fund's NAV during market setbacks. Option premiums, dividends, interest and capital appreciation are all part of the total return. Most of the covered call writing centers on the Fund's U.S. equity and convertible investments, because the U.S. has a broad and deep options market, while many international companies that we find attractive lack listed options.

Although the Fund has the ability to write calls on the entire portfolio, covered calls are generally written on no more than 60-65% of the total portfolio. Calls are usually written on just a portion of a position so that if the price of the security rises substantially and the call is exercised, a portion of the position is still maintained. Calls with varying maturities and strike prices are tiered so that they will not all expire at the same time or are exercised at the same price.

--------------------------------------------------------------------------------
What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge--to limit losses by obtaining premium income from the sale of calls, while still maintaining upside potential.
--------------------------------------------------------------------------------
Annual Report | October 31, 2009 | 7

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

8. WHAT IS THE CURRENT OUTLOOK FOR THE MARKETS AND THE FUND?
Advent is cautiously optimistic about the market for convertible securities and high-yield bonds, in large part because credit spreads are still wider than the historical norm. Upside to these historical averages would boost values of the Fund's high-yield and convertible securities. Recent research published by Merrill Lynch & Company indicates that convertible securities remain somewhat undervalued, which suggests that the Fund's large allocation to convertible securities will prove rewarding.

A key question is whether and to what degree the incipient economic recovery will continue, a judgment that is very difficult to make. Historically, periods of tightening credit spreads have been followed by periods of stronger economic activity and stronger equity markets. Since credit spreads have tightened in recent months, history would suggest further strength in the prices of equities and convertible securities. An improving economy, both in the U.S. and internationally, should also result in more new issues of bonds and convertibles, as companies seek to fund their growth and to strengthen their balance sheets.

A major advantage of this Fund is its ability to invest in multiple asset classes, taking advantage of different opportunities and anomalies in various markets. As the equity market rises, as it has in recent months, the equity sensitivity of a portfolio of convertible securities increases. When the equity market is weak, convertibles' declining sensitivity, combined with interest income, mitigates the downside. When the equity market rises and spreads narrow simultaneously, as they have during 2009, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund's performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall returns during down markets.

INDEX DEFINITIONS
Indices are unmanaged and it is not possible to invest directly in any index.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors. U.S. Agency Hybrid Adjustable Rate Mortgage
(ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), which is designed to show the hypothetical performance of a strategy in which an investor buys a portfolio of the S&P 500 stocks, and also sells (or writes) covered call options on the S&P 500 Index. The BXY is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

8 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | QUESTIONS & ANSWERS continued

LCM ADDITIONAL RISKS AND DISCLOSURE
The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

CONVERTIBLE SECURITIES.The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's"conversion price," which is the predetermined price at which the convertible security could be exchanged for the associated stock.

SYNTHETIC CONVERTIBLE SECURITIES. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

EQUITY SECURITIES RISK. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

LOWER GRADE SECURITIES. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as"junk bonds") involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

FOREIGN SECURITIES AND EMERGING MARKETS RISK. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region, (2) smaller market size, resulting in lack of liquidity and price volatility and (3) certain national policies which may restrict the Fund's investment opportunities.

ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.claymore.com/lcm for a more detailed discussion about Fund risks and considerations.

Annual Report | October 31, 2009 | 9

LCM | Advent/Claymore Enhanced Growth & Income Fund

                Fund SUMMARY | AS OF OCTOBER 31, 2009 (unaudited)



FUND STATISTICS
---------------------------------------------------------
Share Price                                        $10.48
Common Share Net Asset Value                       $11.72
Premium/Discount to NAV                           -10.58%
Net Assets ($000)                                $159,370
---------------------------------------------------------

TOTAL RETURNS
---------------------------------------------------------
(INCEPTION 1/31/05)                 MARKET          NAV
---------------------------------------------------------
One Year                            34.17%        19.74%
Three Year - average annual         -8.16%        -7.11%
Since Inception - average annual    -3.79%        -1.64%
---------------------------------------------------------

                                           % OF LONG TERM
TOP TEN INDUSTRIES                           INVESTMENTS
---------------------------------------------------------
Pharmaceuticals                                    11.9%
Biotechnology                                       6.6%
Telecommunications                                  6.3%
Insurance                                           5.6%
Semiconductors                                      4.9%
Mining                                              4.9%
Oil and Gas                                         4.9%
Banks                                               4.2%
Healthcare - Products                               4.2%
Healthcare - Services                               3.5%
---------------------------------------------------------

                                           % OF LONG TERM
TOP TEN ISSUERS                              INVESTMENTS
---------------------------------------------------------
Amgen, Inc.                                         2.4%
Teva Pharmaceutical Finance LLC                     2.4%
Danaher Corp.                                       2.0%
Hologic, Inc.                                       2.0%
Mylan, Inc.                                         2.0%
Vale Capital Ltd.                                   1.9%
Symantec Corp.                                      1.8%
Lucent Technologies Capital Trust I                 1.7%
Actelion Finance SCA                                1.6%
XL Capital Ltd.                                     1.5%
---------------------------------------------------------
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Line Chart

SHARE PRICE & NAV PERFORMANCE
                Share Price      NAV
10/31/2008        $8.97        $10.93
                   9            11
                   9.26         11.35
                   9.02         11.09
                   8.6          10.76
                   8.84         10.9
                   8.7          10.84
                   8.5          10.66
                   7.78         10.01
                   8.08         10.28
                   7.9          10.1
                   7.66         9.93
                   7.41         9.9
                   7.01         9.6
                   6.6          9.19
                   6.65         9.36
                   7.05         9.69
                   7.12         9.78
                   7.4          9.95
                   7.36         9.97
                   6.9          9.59
                   7.14         9.68
                   7.24         9.68
                   7.01         9.55
                   7            9.6
                   7.3          9.79
                   7.13         9.76
                   7.21         9.82
                   7.01         9.72
                   7.03         9.79
                   6.94         9.74
                   7.25         9.94
                   7.24         10.01
                   7.3          9.98
                   7.4          10.07
                   7.4          10
                   7.5          9.98
                   7.61         10.01
                   7.7          10.03
                   7.75         10.04
                   7.96         10.14
                   8.11         10.21
                   8.44         10.32
                   8.51         10.41
                   8.73         10.51
                   8.63         10.45
                   8.74         10.47
                   8.61         10.43
                   8.61         10.36
                   8.63         10.39
                   8.61         10.26
                   8.56         10.22
                   8.72         10.26
                   8.54         10.06
                   8.71         10.18
                   8.62         10.12
                   8.57         10.14
                   8.55         10.2
                   8.6          10.25
                   8.88         10.4
                   8.59         10.31
                   8.58         10.22
                   8.64         10.15
                   8.74         10.23
                   8.65         10.23
                   8.83         10.33
                   9            10.38
                   9.02         10.41
                   8.73         10.26
                   8.44         10.03
                   8.34         10.04
                   8.29         10.03
                   7.96         9.82
                   7.98         9.85
                   7.82         9.83
                   7.54         9.78
                   7.08         9.69
                   7.47         9.78
                   7.62         9.76
                   7.6          9.68
                   7.62         9.6
                   7.05         9.39
                   6.97         9.36
                   7.2          9.44
                   6.74         9.33
                   6.67         9.31
                   6.57         9.28
                   7.04         9.45
                   7.17         9.46
                   7.44         9.56
                   7.43         9.62
                   7.43         9.58
                   7.59         9.63
                   7.76         9.7
                   7.65         9.74
                   7.4          9.71
                   7.75         9.96
                   7.63         9.89
                   7.7          9.92
                   7.85         10
                   7.72         9.93
                   7.53         9.77
                   7.67         9.87
                   7.8          9.91
                   8.03         10.1
                   8.07         10.1
                   7.94         10.08
                   7.77         10.02
                   7.9          10.09
                   8.19         10.28
                   8.24         10.28
                   8.09         10.24
                   8.11         10.27
                   8.32         10.37
                   8.37         10.35
                   8.06         10.14
                   8.16         10.24
                   8.2          10.21
                   8            10.27
                   8.32         10.41
                   8.29         10.34
                   8.36         10.3
                   8.47         10.43
4/30/2009          8.47         10.44
                   8.5          10.47
                   8.69         10.67
                   8.59         10.67
                   8.72         10.73
                   8.61         10.68
                   8.88         10.83
                   8.74         10.76
                   8.77         10.74
                   8.17         10.27
                   8.23         10.32
                   8.12         10.29
                   8.32         10.38
                   8.41         10.44
                   8.42         10.48
                   8.34         10.41
                   8.35         10.41
                   8.45         10.53
                   8.31         10.52
                   8.55         10.58
                   8.66         10.72
                   8.86         10.8
                   8.95         10.86
                   8.86         10.77
                   8.98         10.87
                   9.05         10.83
                   8.93         10.8
                   9.01         10.89
                   9.02         10.9
                   9.09         10.99
                   9.08         10.96
                   8.93         10.81
                   8.88         10.72
                   8.81         10.68
                   8.89         10.69
                   8.95         10.76
                   8.76         10.55
                   8.75         10.55
                   8.8          10.64
                   8.95         10.74
                   8.98         10.77
                   9.12         10.79
                   9.07         10.76
                   9.12         10.8
                   8.97         10.68
                   8.95         10.62
                   8.85         10.57
                   8.85         10.51
                   8.87         10.58
                   8.84         10.57
                   8.96         10.65
                   9.05         10.71
                   9.11         10.88
                   9.33         10.98
                   9.33         11
                   9.64         11.15
                   9.55         11.19
                   9.61         11.21
                   9.7          11.35
                   9.94         11.42
                   10.08        11.44
                   10.02        11.41
                   9.97         11.38
                   10.03        11.44
                   10.18        11.5
                   10.5         11.64
                   10.6         11.66
                   10.52        11.66
                   10.48        11.65
                   10.6         11.67
                   10.53        11.66
                   10.66        11.6
                   10.26        11.38
                   10.33        11.47
                   10           11.41
                   9.74         11.25
                   9.99         11.31
                   10.28        11.35
                   10.23        11.4
                   10.33        11.5
                   10.4         11.53
                   10.41        11.55
                   10.44        11.53
                   10.34        11.57
                   10.45        11.59
                   10.57        11.55
                   10.43        11.43
                   10.47        11.43
                   10.44        11.49
                   10.33        11.56
                   10.46        11.66
                   10.65        11.71
                   10.89        11.81
                   10.87        11.83
                   10.84        11.89
                   10.97        11.92
                   11.08        12.01
                   10.95        11.97
                   11.1         11.97
                   11.01        11.95
                   10.93        12.02
                   11.04        11.98
                   10.91        11.88
                   10.81        11.84
                   10.98        11.94
                   10.93        11.93
                   10.82        11.94
                   10.76        11.74
                   10.61        11.69
                   10.71        11.79
                   10.83        11.89
                   10.88        11.92
                   11.13        12
                   11.01        12.04
                   11.24        12.07
                   11.14        12.07
                   11.15        12.2
                   11.14        12.22
                   11.2         12.15
                   11.28        12.23
                   11.3         12.17
                   11.16        12.17
                   11.18        12.18
                   11.11        12.09
                   10.93        11.99
                   10.96        11.91
                   10.5         11.73
                   10.65        11.85
10/31/2009         10.48        11.72





PORTFOLIO COMPOSITION  (% of Total Investments)

Pie Chart

ASSET CLASS
----------------------------------
Convertible Bonds            61.4%
Convertible Preferred Stocks 20.7%
Common Stocks                 8.6%
Corporate Bonds               7.4%
Exchange-Traded Funds         1.2%
Put Options Purchased         0.6%
Call Options Purchased        0.1%




10 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Portfolio of INVESTMENTS | OCTOBER 31, 2009

PRINCIPAL
AMOUNT                                                                              VALUE
-----------------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS -- 90.3%
               CONVERTIBLE BONDS -- 55.8%
               AEROSPACE AND DEFENSE -- 1.0%
$    1,500,000 Alliant Techsystems, Inc., BB-
               2.75%, 2/15/24                                                 $ 1,578,750
-----------------------------------------------------------------------------------------
               AGRICULTURE -- 1.2%
CNY 15,000,000 China Green Holdings Ltd., Ser. CGHL, NR
               0.00%, 10/29/10 (Bermuda) (c )                                   1,933,350
-----------------------------------------------------------------------------------------
               AUTO MANUFACTURERS -- 1.5%
$      900,000 Ford Motor Co., CCC
               4.25%, 12/15/36 (a)                                                883,125
$    1,600,000 Navistar International Corp., B
               3.00%, 10/15/14 (a)                                              1,506,000
-----------------------------------------------------------------------------------------
                                                                                2,389,125
-----------------------------------------------------------------------------------------
               BIOTECHNOLOGY -- 5.6%
$    3,000,000 Amgen, Inc., A+
               0.375%, 2/1/13 (a)                                               2,951,250
$    2,500,000 Amylin Pharmaceuticals, Inc., NR
               3.00%, 6/15/14                                                   1,900,000
$    1,250,000 Gilead Sciences, Inc., NR
               0.50%, 5/1/11 (a)                                                1,470,312
$      750,000 Human Genome Sciences, Inc., NR
               2.25%, 10/15/11                                                  1,059,375
$    1,350,000 Life Technologies Corp., BB+
               3.25%, 6/15/25 (a)                                               1,560,937
-----------------------------------------------------------------------------------------
                                                                                8,941,874
-----------------------------------------------------------------------------------------
               CHEMICALS -- 1.2%
$      730,000 Shengda Tech, Inc., NR
               6.00%, 6/1/18 (China) (e)                                          676,163
HK$  7,750,000 Sinofert Holdings Ltd., NR
               0.00%, 8/7/11 (Bermuda)                                          1,259,959
-----------------------------------------------------------------------------------------
                                                                                1,936,122
-----------------------------------------------------------------------------------------
               COMMERCIAL SERVICES -- 0.3%
$      500,000 Coinstar, Inc., BB
               4.00%, 9/1/14 (a)                                                  528,125
-----------------------------------------------------------------------------------------
               COMPUTERS -- 1.8%
Euro 2,000,000 Cap Gemini SA, BBB-
               3.50%, 1/1/14 (France)                                           1,271,780
$    1,500,000 Maxtor Corp./Seagate Technology, B
               2.375%, 8/15/12 (Cayman Islands) (a)                             1,535,625
-----------------------------------------------------------------------------------------
                                                                                2,807,405
-----------------------------------------------------------------------------------------
               CONSUMER DURABLES AND APPAREL -- 0.6%
CHF    840,000 Swatch Group Finance SA, NR
               2.625%, 10/15/10 (Luxembourg)                                      881,621
-----------------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & EQUIPMENT -- 1.1%
CNY 10,400,000 China High Speed Transmission Equipment Group Co., Ltd.,
               Ser. CHIS, NR 0.00%, 5/14/11 (Cayman Islands) (c )               1,702,230
-----------------------------------------------------------------------------------------


PRINCIPAL
AMOUNT                                                                            VALUE
-----------------------------------------------------------------------------------------
               ELECTRONICS -- 1.3%
JPY160,000,000 Toshiba Corp., BBB
               0.00%, 7/21/11 (Japan)                                       $   2,026,777
-----------------------------------------------------------------------------------------
               ENTERTAINMENT -- 0.5%
$      675,000 International Game Technology, BBB
               3.25%, 5/1/14 (a)(e)                                               794,812
-----------------------------------------------------------------------------------------
               HEALTHCARE -- PRODUCTS -- 3.3%
$    1,400,000 Beckman Coulter, Inc., BBB
               2.50%, 12/15/36 (a)                                              1,583,750
$    3,200,000 Hologic, Inc., BB-
               2.00%, 12/15/37 (a)(f)                                           2,596,000
$    1,000,000 NuVasive, Inc., NR
               2.25%, 3/15/13 (a)(e)                                            1,043,750
-----------------------------------------------------------------------------------------
                                                                                5,223,500
-----------------------------------------------------------------------------------------
               HEALTHCARE -- SERVICES -- 0.9%
$    1,700,000 LifePoint Hospitals, Inc., B
               3.50%, 5/15/14 (a)                                               1,521,500
-----------------------------------------------------------------------------------------
               INSURANCE -- 0.7%
$   1,000,000  Old Republic International Corp., BBB+
               8.00%, 5/15/12                                                   1,128,750
-----------------------------------------------------------------------------------------
               INTERNET -- 2.8%
$    2,125,000 Symantec Corp., NR
               1.00%, 6/15/13 (a)                                               2,366,719
$    2,500,000 Verisign, Inc., NR
               3.25%, 8/15/37 (a)                                               2,121,875
-----------------------------------------------------------------------------------------
                                                                                4,488,594
-----------------------------------------------------------------------------------------
               IRON/STEEL -- 2.6%
$   1,500,000  ArcelorMittal, BBB
               5.00%, 5/15/14 (Luxembourg) (a)                                  2,040,000
$   2,000,000  Steel Dynamics, Inc., BB+
               5.125%, 6/15/14 (a)                                              2,162,500
-----------------------------------------------------------------------------------------
                                                                                4,202,500
-----------------------------------------------------------------------------------------
               MINING -- 3.0%
$    1,450,000 AngloGold Ashanti Holdings Finance PLC, NR
               3.50%, 5/22/14 (Isle of Man) (a)(e)                              1,580,500
$    1,500,000 Newmont Mining Corp., BBB+
               1.25%, 7/15/14 (a)                                               1,785,000
$    1,300,000 Xstrata Capital Corp. AVV, Ser. XTA, BBB
               4.00%, 8/14/17 (Aruba)                                           1,496,430
-----------------------------------------------------------------------------------------
                                                                                4,861,930
-----------------------------------------------------------------------------------------
               MISCELLANEOUS MANUFACTURING -- 2.9%
$    2,850,000 Danaher Corp., A+
               0.00%, 1/22/21 (a)                                               2,864,250
$    1,300,000 Eastman Kodak Co., NR
               7.00%, 4/1/17 (e)                                                1,054,624
$    1,025,000 Trinity Industries, Inc., BB-
               3.875%, 6/1/36 (a)                                                 752,094
-----------------------------------------------------------------------------------------
                                                                                4,670,968
-----------------------------------------------------------------------------------------

See notes to financial statements.

Annual Report | October 31, 2009 | 11

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS continued

PRINCIPAL
AMOUNT                                                                             VALUE
-----------------------------------------------------------------------------------------
               OIL AND GAS -- 1.7%
$    1,150,000 Chesapeake Energy Corp., BB
               2.25%, 12/15/38                                              $     859,625
$    1,700,000 Goodrich Petroleum Corp., NR
               5.00%, 10/1/29                                                   1,804,125
-----------------------------------------------------------------------------------------
                                                                                2,663,750
-----------------------------------------------------------------------------------------
               OIL AND GAS SERVICES -- 2.6%
$    1,150,000 Cameron International Corp., BBB+
               2.50%, 6/15/26 (a)                                               1,436,062
$    1,075,000 Core Laboratories LP, NR
               0.25%, 10/31/11 (Netherlands) (a)                                1,288,656
$      850,000 Schlumberger Ltd., Ser. B, A+
               2.125%, 6/1/23 (Netherlands Antilles) (a)                        1,354,688
-----------------------------------------------------------------------------------------
                                                                                4,079,406
-----------------------------------------------------------------------------------------
               PHARMACEUTICALS -- 6.9%
CHF  2,145,000 Actelion Finance SCA, NR
               0.00%, 11/22/11 (Luxembourg)                                     2,336,878
$    1,350,000 Allergan, Inc., NR
               1.50%, 4/1/26                                                    1,508,625
$    1,150,000 Biovail Corp., NR
               5.375%, 8/1/14 (Canada) (e)                                      1,315,312
$     725,000  Cephalon, Inc., Ser. B, NR
               0.00%, 6/15/33 (a)                                                 768,500
$    2,000,000 King Pharmaceuticals, Inc., BB
               1.25%, 4/1/26                                                    1,710,000
$    3,000,000 Teva Pharmaceutical Finance LLC, Ser. C, BBB+
               0.25%, 2/1/26 (Israel) (a)                                       3,401,250
-----------------------------------------------------------------------------------------
                                                                               11,040,565
-----------------------------------------------------------------------------------------
               REAL ESTATE -- 1.8%
CNY 10,000,000 Country Garden Holdings Co., BB-
               2.50%, 2/22/13 (Cayman Islands) (c)                              1,425,954
$    1,617,000 Forest City Enterprises, Inc., B-
               5.00%, 10/15/16 (e)                                              1,477,534
-----------------------------------------------------------------------------------------
                                                                                2,903,488
-----------------------------------------------------------------------------------------
               REITS -- 0.6%
$      700,000 China Overseas Finance Investment Cayman Ltd., Ser. COLI, NR
               0.00%, 5/14/14 (Cayman Islands)                                    887,769
-----------------------------------------------------------------------------------------
               RETAIL -- 0.8%
$    1,250,000 Sonic Automotive, Inc., CCC-
               5.00%, 10/1/29 (a)                                               1,228,125
-----------------------------------------------------------------------------------------
               SEMICONDUCTORS -- 3.1%
$      750,000 Intel Corp., A-
               3.25%, 8/1/39 (a)(e)                                               808,125
$    2,000,000 ON Semiconductor Corp., B+
               2.625%, 12/15/26 (a)                                             1,895,000
$    1,023,000 Verigy Ltd., NR
               5.25%, 7/15/14 (Singapore) (a)(e)                                1,063,920
$    1,500,000 Xilinx, Inc., BB
               3.125%, 3/15/37 (a)                                              1,248,750
-----------------------------------------------------------------------------------------
                                                                                5,015,795
-----------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                             VALUE
-----------------------------------------------------------------------------------------
                SOFTWARE -- 0.6%
$      756,000  Take-Two Interactive Software, Inc., NR
                4.375%, 6/1/14 (a)                                           $    948,780
-----------------------------------------------------------------------------------------
                TELECOMMUNICATIONS -- 3.8%
$    1,700,000  Ciena Corp., B+
                0.25%, 5/1/13                                                   1,298,375
$    1,500,000  CommScope, Inc., B
                3.25%, 7/1/15 (a)                                               1,801,875
JPY138,000,000 Softbank Corp., BB
                1.75%, 3/31/14 (Japan)                                          1,883,345
$    1,000,000  Virgin Media, Inc., B-
                6.50%, 11/15/16 (a)(e)                                          1,057,500
-----------------------------------------------------------------------------------------
                                                                                6,041,095
-----------------------------------------------------------------------------------------
                TRANSPORTATION -- 0.7%
$    1,200,000  Thoresen Thai Agencies PCL, NR
                2.50%, 9/24/12 (Thailand)                                       1,175,270
-----------------------------------------------------------------------------------------
                UTILITY -- 0.9%
Euro 1,000,000  International Power Jersey Ltd., BB-
                3.25%, 7/20/13 (Jersey)                                         1,364,792
-----------------------------------------------------------------------------------------
                TOTAL CONVERTIBLE BONDS -- 55.8%
                (Cost 82,007,695)                                              88,966,768
-----------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                          VALUE
-----------------------------------------------------------------------------------------
                CONVERTIBLE PREFERRED STOCKS -- 18.8%
                AGRICULTURE -- 0.7%
        26,850  Archer-Daniels-Midland Co., 6.25%, 2011 (a)                     1,147,838
-----------------------------------------------------------------------------------------
                BANKS -- 2.8%
        13,750  Fifth Third Bancorp, Ser. G, 8.50%, 2049                        1,560,625
        16,226  Keycorp, Ser. A, 7.75%, 2049                                    1,315,929
         1,715  Wells Fargo & Co., Ser. L, 7.50%, 2049 (a)                      1,534,925
-----------------------------------------------------------------------------------------
                                                                                4,411,479
-----------------------------------------------------------------------------------------
                ELECTRIC -- 2.1%
        30,000  FPL Group, Inc., 8.375%, 2012 (a)                               1,462,500
        31,050  Great Plains Energy, Inc., 12.00%, 2042                         1,918,890
-----------------------------------------------------------------------------------------
                                                                                3,381,390
-----------------------------------------------------------------------------------------
                FOOD PRODUCTS -- 1.1%
       155,600  2009 Dole Food Automatic Common Exchange Security Trust,
                7.00%, 2012 (e)                                                 1,823,632
-----------------------------------------------------------------------------------------
                HEALTHCARE -- SERVICES -- 1.2%
        56,000  Omnicare Capital Trust II, Ser. B, 4.00%, 2033 (a)              1,922,480
-----------------------------------------------------------------------------------------
                INSURANCE -- 1.8%
         9,500  Assured Guaranty Ltd., 8.50%, 2014 (Bermuda) (a)                  684,000
        86,775  XL Capital Ltd., 10.75%, 2011 (Cayman Islands) (a)              2,225,779
-----------------------------------------------------------------------------------------
                                                                                2,909,779
-----------------------------------------------------------------------------------------
                MINING -- 2.7%
        15,000  Freeport-McMoRan Copper & Gold, Inc., 6.75%, 2010 (a)           1,605,000
        55,450  Vale Capital Ltd., Ser. RIO, 5.50%, 2010 (Cayman Islands) (a)   2,719,823
-----------------------------------------------------------------------------------------
                                                                                4,324,823
-----------------------------------------------------------------------------------------

See notes to financial statements.

12 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
OF SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
            OIL & GAS -- 0.9%
      9,588 Whiting Petroleum Corp., 6.25%, 2049 (a)                       $    1,459,965
-----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 1.8%
      2,735 Mylan, Inc., 6.50%, 2010 (a)                                        2,817,050
-----------------------------------------------------------------------------------------
            PIPELINES -- 0.9%
      1,650 El Paso Corp., 4.99%, 2049 (a)                                      1,442,100
-----------------------------------------------------------------------------------------
            REITS -- 0.6%
     15,000 Simon Property Group, Inc., Ser. I, 6.00%, 2049 (a)                   885,000
-----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 1.6%
      3,367 Lucent Technologies Capital Trust I, 7.75%, 2017 (France) (a)       2,474,745
-----------------------------------------------------------------------------------------
            TRANSPORTATION -- 0.6%
      1,000 Kansas City Southern, 5.125%, 2049 (a)                                949,944
-----------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCKS -- 18.8%
            (Cost $25,550,144)                                                 29,950,225
-----------------------------------------------------------------------------------------
            COMMON STOCKS -- 7.8%
            AGRICULTURE -- 1.0%
     20,100 Lorillard, Inc. (a)                                                 1,562,172
-----------------------------------------------------------------------------------------
            BANKS -- 1.0%
    110,000 Bank of America Corp.                                               1,603,800
-----------------------------------------------------------------------------------------
            BIOTECHNOLOGY -- 0.3%
     10,000 Amgen, Inc. (a)(b)                                                    537,300
-----------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.1%
      5,000 Coinstar, Inc. (b)                                                    158,700
-----------------------------------------------------------------------------------------
            ENGINEERING & CONSTRUCTION -- 0.5%
     17,500 Fluor Corp. (a)                                                       777,350
-----------------------------------------------------------------------------------------
            HEALTHCARE -- PRODUCTS -- 0.5%
     16,500 Hologic, Inc. (a)(b)                                                  243,870
     15,000 NuVasive, Inc. (a)(b)                                                 544,350
-----------------------------------------------------------------------------------------
                                                                                  788,220
-----------------------------------------------------------------------------------------
            INTERNET -- 0.1%
     10,000 Symantec Corp. (a)(b)                                                 175,800
-----------------------------------------------------------------------------------------
            MINING -- 0.3%
     15,000 Barrick Gold Corp. (Canada)                                           538,950
-----------------------------------------------------------------------------------------
            OIL & GAS -- 1.8%
      7,500 Chesapeake Energy Corp.                                               183,750
     60,000 Frontier Oil Corp. (a)                                                831,600
      5,000 Goodrich Petroleum Corp. (a)(b)                                       128,350
     95,000 Valero Energy Corp. (a)                                             1,719,500
-----------------------------------------------------------------------------------------
                                                                                2,863,200
-----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 0.9%
    115,500 Isis Pharmaceuticals, Inc. (a)(b)                                  1,463,385
-----------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.3%
     60,000 Intel Corp. (a)                                                     1,146,600
     47,500 Verigy Ltd. (Singapore) (a)(b)                                        467,400
     17,500 Xilinx, Inc. (a)                                                      380,625
-----------------------------------------------------------------------------------------
                                                                                1,994,625
-----------------------------------------------------------------------------------------


NUMBER
OF SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS -- 7.8%
              (Cost $13,310,960)                                         $     12,463,502
-----------------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                            VALUE
-----------------------------------------------------------------------------------------
              CORPORATE BONDS -- 6.8%
              DIVERSIFIED FINANCIAL SERVICES -- 1.0%
$   1,350,000 Capital One Capital V, BB
              10.25%, 8/15/39                                                   1,540,661
-----------------------------------------------------------------------------------------
              HEALTHCARE - SERVICES -- 1.0%
$   1,000,000 Apria Healthcare Group, Inc., BB+
              11.25%, 11/1/14 (e)                                               1,082,500
$     500,000 HCA, Inc., BB-
              9.25%, 11/15/16                                                    522,500
-----------------------------------------------------------------------------------------
                                                                                1,605,000
-----------------------------------------------------------------------------------------
              HOME BUILDERS -- 0.2%
$     300,000 K Hovnanian Enterprises, Inc., CCC+
              10.625%, 10/15/16 (e)                                               298,500
-----------------------------------------------------------------------------------------
              INSURANCE -- 2.5%
$   1,000,000 AXA SA, BBB+
              6.379%, 12/14/36 (France) (d)(e)                                    847,500
$   1,850,000 Liberty Mutual Group, Inc., BB
              10.75%, 6/15/58 (d)(e)                                            1,942,500
$   1,000,000 Metlife, Inc., BBB
              10.75%, 8/1/39                                                    1,211,904
-----------------------------------------------------------------------------------------
                                                                               4,001,904
-----------------------------------------------------------------------------------------
              MEDIA -- 0.6%
$     500,000 Univision Communications, Inc., B-
              12.00%, 7/1/14 (e)                                                  540,625
$     400,000 UPC Holding BV, B-
              9.875%, 4/15/18 (Netherlands) (e)                                   423,000
-----------------------------------------------------------------------------------------
                                                                                 963,625
-----------------------------------------------------------------------------------------
              PHARMACEUTICALS -- 1.2%
$   1,665,000 Axcan Intermediate Holdings, Inc., B
              12.75%, 3/1/16                                                    1,823,175
-----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- 0.3%
$     500,000 NII Capital Corp., BB-
              10.00%, 8/15/16 (e)                                                 527,500
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS -- 6.8%
              (Cost $9,522,500)                                                10,760,365
-----------------------------------------------------------------------------------------
NUMBER
OF SHARES                                                                         VALUE
-----------------------------------------------------------------------------------------
              EXCHANGE TRADED FUNDS -- 1.1%
       70,000 Industrial Select Sector SPDR Fund (a)                            1,768,900
-----------------------------------------------------------------------------------------
              (Cost $1,876,502)
-----------------------------------------------------------------------------------------
              TOTAL LONG-TERM INVESTMENTS -- 90.3%
              (Cost $132,267,801)                                             143,909,760
-----------------------------------------------------------------------------------------

See notes to financial statements.


Annual Report | October 31, 2009 | 13

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS continued

CONTRACTS
(100 SHARES                                                   EXPIRATION  EXERCISE
PER CONTRACT) OPTIONS PURCHASED(B)                                  DATE     PRICE         VALUE
------------------------------------------------------------------------------------------------
              CALL OPTIONS PURCHASED -- 0.1%
        403   CBOE SPX Volatility Index (a)                 December 2009  $ 32.50    $   64,480
------------------------------------------------------------------------------------------------
              PUT OPTIONS PURCHASED -- 0.5%
      1,200   Powershares QQQ                               November 2009    40.00        88,800
      2,700   Powershares QQQ                               November 2009    41.00       297,000
        800   SPDR Trust Series 1                           November 2009   104.00       220,800
        700   SPDR Trust Series 1                           November 2009   105.00       224,000
------------------------------------------------------------------------------------------------
                                                                                         830,600
------------------------------------------------------------------------------------------------
              TOTAL OPTIONS PURCHASED -- 0.6%
              (Cost $476,421)                                                            895,080
------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 90.9%
              (Cost $132,744,222)                                                    144,804,840
              Other assets in excess of liabilities -- 9.2%                           14,739,412
              Total Options Written
              (Premiums received $290,564) -- (0.1%)                                   (174,485)
------------------------------------------------------------------------------------------------
              NET ASSETS -- 100.0%                                                  $159,369,767
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

AVV - Aruba Exempt Company

BV - Limited Liability Company

LLC - Limited Liability Company

LP - Limited Partnership

PCL - Public Company Limited

PLC - Public Limited Company

SA - Corporation

SCA - Limited Partnership

(a) All or a portion of this security position represents cover (directly or through conversion rights) for outstanding options written.

(b) Non-income  producing security.

(c) The reference entity is denominated in Chinese Yuan, but traded in U. S. dollars.

(d) Variable rate or floating rate security. The rate shown is as of October 31, 2009.

(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to 11.5% of net assets.

(f) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

Ratings shown are per Standard & Poor's. Securities classified as NR are not rated by Standard & Poors.

See notes to financial statements.

14 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | PORTFOLIO OF INVESTMENTS continued

CONTRACTS
(100 SHARES                                             EXPIRATION EXERCISE          MARKET
PER CONTRACT) CALL OPTIONS WRITTEN(A)                         DATE    PRICE           VALUE
-------------------------------------------------------------------------------------------
        40    Allergan, Inc.                         December 2009   $60.00     $     4,600
        50    Amgen, Inc.                            November 2009    57.50           2,750
        50    Amgen, Inc.                            December 2009    60.00           3,150
        50    AngloGold Ashanti Holdings Finance PLC November 2009    50.00             250
        25    ArcelorMittal                          November 2009    44.00             250
       100    Archer-Daniels-Midland Co.             November 2009    31.00           6,000
       100    Assured Guaranty Ltd.                  November 2009    22.50           1,000
        50    Assured Guaranty Ltd.                  December 2009    20.00           2,750
        30    Beckman Coulter, Inc.                  November 2009    75.00             450
        35    Cameron International Corp.            December 2009    42.50           2,275
        50    Cephalon, Inc.                         November 2009    60.00           2,250
        25    Coinstar, Inc.                         December 2009    40.00             438
        25    CommScope, Inc.                        November 2009    35.00             250
        35    Core Laboratories LP                   December 2009   114.25           5,250
        25    Danaher Corp.                          November 2009    75.00             375
        20    El Paso Corp.                          December 2009    12.00             300
        50    Fluor Corp.                            November 2009    55.00             750
        15    Ford Motor Co.                         December 2009     9.00             195
       100    FPL Group, Inc.                        November 2009    60.00             500
        75    Freeport-McMoRan Copper & Gold, Inc.   November 2009    85.00           4,200
        50    Frontier Oil Corp.                     November 2009    17.50             250
        75    Gilead Sciences, Inc.                  November 2009    49.00             600
        50    Goodrich Petroleum Corp.               November 2009    30.00           1,250
        65    Hologic, Inc.                          November 2009    17.50             812
        75    Industrial Select Sector SPDR Fund     December 2009    28.00           1,725
       100    Intel Corp.                            December 2009    21.00           2,200
        25    International Game Technology          November 2009    20.00             750
       100    Isis Pharmaceuticals, Inc.             November 2009    15.00           2,000
       100    Isis Pharmaceuticals, Inc.             December 2009    15.00           3,000
        50    Kansas City Southern                   November 2009    30.00             250
        25    Life Technologies Corp.                November 2009    50.00           1,250
        10    LifePoint Hospitals, Inc.              December 2009    35.00             125
        50    Lorillard, Inc.                        November 2009    80.00           5,250
        50    Lucent Technologies Capital Trust      November 2009     5.00             250
        20    Maxtor Corp./Seagate Technology        November 2009    17.00             100
        75    Mylan, Inc.                            November 2009    18.00             750
        25    Navistar International Corp.           December 2009    40.00           1,625
        50    Newmont Mining Corp.                   December 2009    55.00           1,250
        20    NuVasive, Inc.                         December 2009    40.00           1,900
        10    Omnicare Capital Trust II              November 2009    25.00             200
        10    ON Semiconductor Corp.                 November 2009     9.00              50
        50    Schlumberger Ltd.                      November 2009    70.00           1,750
        40    Simon Property Group, Inc.             November 2009    80.00             480
        25    Sonic Automotive, Inc.                 November 2009    15.00             250
        50    Steel Dynamics, Inc.                   December 2009    18.00             375
       100    Symantec Corp.                         November 2009    17.00           9,500
        25    Take-Two Interactive Software, Inc.    December 2009    12.50           1,250

CONTRACTS
(100 SHARES                                          EXPIRATION  EXERCISE            MARKET
PER CONTRACT) CALL OPTIONS WRITTEN(A)                      DATE     PRICE             VALUE
-------------------------------------------------------------------------------------------
       100    Teva Pharmaceutical Finance LLC     November 2009    $55.00  $          1,100
        20    Trinity Industries, Inc.            November 2009     20.00               200
        75    Vale Capital Ltd.                   November 2009     29.00             2,400
       250    Valero Energy Corp.                  January 2010     25.00             3,250
       175    Verigy Ltd.                         December 2009     12.50             2,625
       100    VeriSign, Inc.                      November 2009     25.00             3,000
        25    Virgin Media, Inc.                  December 2009     15.00             1,500
        50    Wells Fargo & Co.                   December 2009     31.00             3,500
        50    Whiting Petroleum Corp.             November 2009     70.00               550
        50    Xilinx, Inc.                        December 2009     24.00             1,750
       100    XL Capital Ltd.                     November 2009     20.00             1,000
-------------------------------------------------------------------------------------------
              TOTAL VALUE OF CALL OPTIONS WRITTEN
              (Premiums received $200,913)                                 $         98,050
-------------------------------------------------------------------------------------------
              PUT OPTIONS WRITTEN(A)
       403    CBOE SPX Volatility Index           December 2009     25.00            58,435
       300    Industrial Select Sector SPDR Fund  November 2009     25.00            18,000
-------------------------------------------------------------------------------------------
              TOTAL VALUE OF PUT OPTIONS WRITTEN
              (Premiums received $89,651)                                            76,435
-------------------------------------------------------------------------------------------
              TOTAL OPTIONS WRITTEN
              (Premiums received $290,564)                                 $        174,485
-------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
(a) Non-income producing security.

See notes to financial statements.

Annual Report | October 31, 2009 | 15

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of ASSETS AND LIABILITIES | OCTOBER 31, 2009

ASSETS
   Investments, at value (cost $132,744,222)                                $ 144,804,840
   Receivable for securities sold                                               8,105,638
   Cash & Cash Equivalents                                                      6,097,009
   Dividends and interest receivable                                            1,234,919
   Foreign currency, at value (cost $445,672)                                     501,262
   Tax Reclaims receivable                                                         81,346
   Unrealized appreciation on foreign exchange currency contracts                   2,012
   Other assets                                                                    39,459
-----------------------------------------------------------------------------------------
       Total assets                                                           160,866,485
-----------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                               991,946
   Options written, at value (premiums received of $290,564)                      174,485
   Investment Management fee payable                                               70,734
   Investment Advisory fee payable                                                 67,961
   Unrealized depreciation on foreign exchange currency contracts                  20,179
   Administrative fee payable                                                       3,738
   Accrued expenses and other liabilities                                         167,675
-----------------------------------------------------------------------------------------
       Total liabilities                                                        1,496,718
-----------------------------------------------------------------------------------------
NET ASSETS                                                                  $ 159,369,767
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Common stock, $0.001 par value per share; unlimited number of shares
 authorized, 13,603,025 shares issued and outstanding                       $      13,603
Additional paid-in capital                                                    243,316,208
Accumulated net realized loss on investments, options, swaps and
 foreign currency transactions                                                (96,163,246)
Accumulated net unrealized appreciation on investments, options and
 foreign currency translation                                                  12,223,143
Distributions in excess of net investment income                                  (19,941
-----------------------------------------------------------------------------------------
NET ASSETS                                                                  $ 159,369,767
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
NET ASSET VALUE
   (based on 13,603,025 common shares outstanding)                          $       11.72
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of OPERATIONS | FOR THE YEAR ENDED OCTOBER 31, 2009

INVESTMENT INCOME
   Interest (net of foreign withholding taxes of $1,970)                      $ 4,728,202
   Dividends (net of foreign withholding taxes of $55,202)                      2,663,022
-------------------------------------------------------------------------------------------------------
       Total income                                                                         $ 7,391,224
-------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Management fee                                                      739,126
   Investment Advisory fee                                                        710,140
   Professional fees                                                              184,708
   Trustees'fees and expenses                                                     148,918
   Custodian fee                                                                   48,560
   Printing expense                                                                54,892
   Fund accounting                                                                 56,401
   Administration fee                                                              39,855
   Insurance                                                                       22,205
   Transfer agent fee                                                              18,996
   NYSE listing fee                                                                20,469
   Miscellaneous                                                                   13,348
-------------------------------------------------------------------------------------------------------
       Total expenses                                                                         2,057,618
-------------------------------------------------------------------------------------------------------
       Net investment income                                                                  5,333,606
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
        SWAPS AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                                          (49,110,555)
       Options                                                                                2,273,573
       Swaps                                                                                   (628,654)
       Foreign currency transactions                                                              7,092
   Change in net unrealized appreciation (depreciation) on:
       Investments                                                                           67,535,260
       Options                                                                                1,048,325
       Foreign currency translation                                                              63,081
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments, options, swaps
        and foreign currency transactions                                                    21,188,122
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $26,521,728
=======================================================================================================

See notes to financial statements.

Annual Report | October 31, 2009 | 17

LCM | Advent/Claymore Enhanced Growth & Income Fund

Statement of CHANGES IN NET ASSETS|
                                                                                                    FOR THE          FOR THE
                                                                                                 YEAR ENDED       YEAR ENDED
                                                                                           OCTOBER 31, 2009 OCTOBER 31, 2008
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS
   Net investment income                                                                   $      5,333,606      $ 6,418,113
   Net realized loss on investments, options, swaps and foreign currency transactions           (47,458,544)     (44,668,243)
   Net change in unrealized appreciation (depreciation) on investments, options and
       foreign currency translation                                                              68,646,666      (64,890,514)
----------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from operations                           26,521,728     (103,140,644)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                         (9,090,807)     (12,263,004)
   Return of Capital                                                                             (6,443,848)      (9,501,836)
----------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions to common shareholders                                     (15,534,655)     (21,764,840)
----------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                                   10,987,073     (124,905,484)

NET ASSETS
   Beginning of year                                                                            148,382,694      273,288,178
----------------------------------------------------------------------------------------------------------------------------
   End of year (including distributions in excess of net investment income and accumulated
   undistributed net investment income of $(19,941) and $602,737, respectively)             $   159,369,767    $ 148,382,694
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

18 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Financial HIGHLIGHTS |

                                                                                                                   FOR THE PERIOD
                                                   FOR THE          FOR THE            FOR THE          FOR THE  JANUARY 31, 2005*
                                                YEAR ENDED       YEAR ENDED         YEAR ENDED       YEAR ENDED           THROUGH
                                          OCTOBER 31, 2009 OCTOBER 31, 2008   OCTOBER 31, 2007 OCTOBER 31, 2006  OCTOBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.91     $      20.09      $     19.41         $  18.51         $   19.10(a)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)                          0.39             0.47             0.44             0.58              0.47
   Net realized and unrealized gain (loss)
       on investments,options, swaps and
       foreign currency transactions                  1.56            (8.05)            1.84             1.92             (0.22)
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations               1.95            (7.58)            2.28             2.50              0.25
------------------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES
        CHARGED TO PAID-IN CAPITAL                      --               --               --               --             (0.04)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   Net investment income                             (0.67)           (0.90)           (1.60)            (1.60)           (0.80)
   Return of capital                                 (0.47)           (0.70)              --               --                --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions
           to Common Shareholders                    (1.14)           (1.60)           (1.60)            (1.60)           (0.80)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  11.72     $      10.91      $     20.09         $  19.41         $   18.51
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                       $  10.48     $       8.97      $     17.46         $  18.78         $   16.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (C)
   Net asset value                                  19.74%          -40.37%           12.24%           14.11%             1.12%
   Market value                                     34.17%          -42.88%            1.08%           22.20%           -12.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)            $ 159,370     $    148,383      $   273,288         $ 263,648        $ 251,349
Ratio of net expenses to average net assets          1.42%            1.34%            1.26%            1.29%             1.38%(d)
Ratio of net investment income to average
        net assets                                   3.68%            2.91%            2.21%            3.09%             3.37%(d)
Portfolio turnover rate                               236%             192%             181%              415%             246%

* Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.


See notes to financial statements.

Annual Report | October 31, 2009 | 19

LCM | Advent/Claymore Enhanced Growth & Income Fund

Notes to FINANCIAL STATEMENTS | OCTOBER 31, 2009

Note 1 -- ORGANIZATION:
Advent/Claymore Enhanced Growth & Income Fund (the "Fund") was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and non-convertible high-yield securities. Also, in pursuit of the Fund's primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.

Note 2 -- ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) ("ASC") as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP"). The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission ("SEC") accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of the ASC did not have a material effect on the Fund's financial statements.

The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the closing bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and
(viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There are no securities fair valued in accordance with such procedures established by the Board of Trustees at October 31, 2009.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and summarized in the following fair value hierarchy:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 -- significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund's own assumptions based on the best information available. The various input levels are not an indication of the risk associated with investing in those securities.

20 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

The following table represents the Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2009:

                       QUOTED PRICES IN                          SIGNIFICANT
                     ACTIVE MARKETS FOR  SIGNIFICANT OTHER      UNOBSERVABLE
                       IDENTICAL ASSETS  OBSERVABLE INPUTS            INPUTS
(VALUE IN $000s)              (LEVEL 1)          (LEVEL 2)         (LEVEL 3)      TOTAL
----------------------------------------------------------------------------------------
Assets:
Convertible Bonds         $         --          $  88,967    $          --      $ 88,967
Convertible
  Preferred Stocks:
 Agriculture                     1,148                 --               --         1,148
 Banks                           4,411                 --               --         4,411
 Electric                        1,919              1,462               --         3,381
 Food Products                      --              1,824               --         1,824
 Healthcare--Services            1,922                 --               --         1,922
 Insurance                       2,226                684               --         2,910
 Mining                          4,325                 --               --         4,325
 Oil & Gas                       1,460                 --               --         1,460
 Pharmaceuticals                 2,817                 --               --         2,817
 Pipelines                          --              1,442               --         1,442
 REITS                             885                 --               --           885
 Telecommunications                 --              2,475               --         2,475
 Transportation                     --                950               --           950
Common Stocks                   12,464                 --               --        12,464
Corporate Bonds                     --             10,760               --        10,760
Exchange-Traded Funds            1,769                 --               --         1,769
Options Purchased                  895                 --               --           895
Foreign Exchange
Currency Contracts                  --                  2               --             2
----------------------------------------------------------------------------------------
Total                     $     36,241         $  108,566    $          --     $ 144,807
----------------------------------------------------------------------------------------

Liabilities:
Options Written           $       174          $      --     $          --     $     174
Foreign Exchange
Currency Contracts                 --                 20                --            20
----------------------------------------------------------------------------------------
Total                     $       174          $      20     $          --     $     194
----------------------------------------------------------------------------------------

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on corporate debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(C) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Annual Report | October 31, 2009 | 21

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund's accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund's Statement of Operations.

(D) COVERED CALL OPTIONS
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(E) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, of such amounts with the counterparty upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations. There were no open swap agreements at October 31, 2009.

(F) FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(G) CONCENTRATION OF RISK
It is the Fund's policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

(H) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

22 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the "Investment Manager"), provides personnel and pays the compensation of all Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all Trustees and Officers of the Fund who are its affiliates.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc. (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")), whereby GuggClay Acquisition, Inc. merged into Claymore Group Inc., which is the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 29, 2009, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Fund's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 29, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash.

Claymore Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Claymore Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:


NET ASSETS                                    RATE
---------------------------------------------------
First $200,000,000                          0.0275%
Next $300,000,000                           0.0200%
Next $500,000,000                           0.0150%
Over $1,000,000,000                         0.0100%
---------------------------------------------------


Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Annual Report | October 31, 2009 | 23

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

Note 4 -- FEDERAL INCOME TAXES:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund can avoid a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated realized gains or losses on investments. A permanent book to tax difference relating to the distributions received from royalty trusts and trust preferred securities totaling $3,127,431 was reclassified from accumulated realized gain to accumulated undistributed net investment income. A permanent book and tax difference relating to gains on foreign currency transactions in the amount of $7,092 were reclassified from net realized gain to net investment income. Finally, a permanent book to tax difference relating to prior year distributions paid and the characterization of distributions received from real estate investment trusts totaling $2,311 was reclassified from accumulated undistributed net investment income to capital.

Subsequent to the October 31, 2008, reporting period, it was determined that a reclassification of $2,322 was required between ordinary income and capital gain, resulting in a recharacterization between distributions paid from ordinary income and distributions paid from return of capital. This reclassification related to real estate investment trusts and partnerships held by the Fund and was the result of information becoming available on the investments after the prior year-end.

At October 31, 2009, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translations are as follows:

                                                                         UNDISTRIBUTED  UNDISTRIBUTED
     COST OF                                 NET TAX  NET TAX UNREALIZED     ORDINARY      LONG-TERM
 INVESTMENTS   GROSS TAX     GROSS TAX    UNREALIZED      APPRECIATION       INCOME/          GAINS/
     FOR TAX  UNREALIZED    UNREALIZED   APPRECIATION ON DERIVATIVES AND (ACCUMULATED   (ACCUMULATED
    PURPOSES APPRECIATION DEPRECIATION ON INVESTMENTS  FOREIGN CURRENCY  ORDINARY LOSS)  CAPITAL LOSS)
------------------------------------------------------------------------------------------------------
$133,757,769 $14,398,363  $(3,351,292)   $11,047,071         $196,352             --    $(95,101,353)
------------------------------------------------------------------------------------------------------

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

At October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $95,101,353 available to offset possible future capital gains. Of the capital loss carryforward $42,681,592 is set to expire on October 31, 2016, and $52,419,761 is set to expire on October 31, 2017.

For the years ended October 31, 2009 and October 31, 2008, the tax character of distributions paid of $9,090,807 and $10,938,810 was ordinary income, $0 and $1,324,194 was long-term capital gain, and $6,443,848 and $9,501,836 was return of capital, respectively.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 -- INVESTMENTS IN SECURITIES:
For the year ended October 31, 2009, purchases and sales of investments, excluding options and short-term securities, were $316,057,449 and $324,143,338, respectively.

Note 6 -- DERIVATIVES:

(A) COVERED CALL OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

24 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund's principal investment strategy in seeking to pursue its primary investment objective. The Fund will only "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund's portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2009.


Details of the transactions were as follows:

                                               NUMBER OF CONTRACTS  PREMIUMS RECEIVED
-------------------------------------------------------------------------------------
Options outstanding, beginning of year                   11,845           $ 1,077,416
Options written during the year                          59,176             5,707,515
Options expired during the year                         (20,050)           (1,645,047)
Options closed during the year                          (37,938)           (3,924,628)
Options assigned during the year                         (9,060)             (924,692)
-------------------------------------------------------------------------------------
Options outstanding, end of year                          3,973           $   290,564
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

(B) SWAPS
Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Total return swap agreements involve commitments to receive (and pay) interest over a floating rate (LIBOR) based on a notional amount. To the extent the total return of the security (price changes, interest paid/received, rebate earned on collateral posted by the Fund) is positive, the Fund will receive a payment from the counterparty (or if negative, make a payment to the counterparty).

Credit default swap transactions involve the Fund's agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

(C) FORWARD EXCHANGE CURRENCY CONTRACTS
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 2009, the following forward exchange currency contracts were outstanding:

                                                                           UNREALIZED
SHORT CONTRACTS                              CURRENT VALUE  APPRECIATION/DEPRECIATION
-------------------------------------------------------------------------------------
EURO, 759,500 expiring 11/02/09                $1,120,605              $        2,012
Japanese Yen, 290,000,000 expiring 12/16/09     3,204,534                    (20,171)
-------------------------------------------------------------------------------------
                                                                       $     (18,159)
-------------------------------------------------------------------------------------

                                                                           UNREALIZED
LONG CONTRACTS                               CURRENT VALUE  APPRECIATION/DEPRECIATION
-------------------------------------------------------------------------------------
Hong Kong Dollar, 2,014,500 expiring 11/02/09  $ 259,927               $          (8)
-------------------------------------------------------------------------------------
Total Unrealized Appreciation/Depreciation
  on forward exchange currency contracts                               $     (18,167)
-------------------------------------------------------------------------------------

Annual Report | October 31, 2009 | 25

LCM | Advent/Claymore Enhanced Growth & Income Fund | NOTES TO FINANCIAL STATEMENTS continued

(D) ACCOUNTING PRONOUNCEMENT FOR DERIVATIVES:
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

Derivative Notional amounts and values as of October 31, 2009 are indicative of the volume of the Fund's derivatives activities over the reporting period, other than swaps.

The Fund decreased the volume of activity in swaps during the period ended October 31, 2009, with an average notional balance of approximately $3,019,231 during the period ended October 31, 2009 and an ending notional balance of $0.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2009:

                        Statement of Assets & Liabilities Presentation of Fair Values of Derivative Instruments:
------------------------------------------------------------------------------------------------------------------------------------
 (amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                             Asset Derivatives                             Liability Derivatives
------------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as    Statement of Assets and      Fair Value        Statement of Assets and        Fair Value
        hedging instruments             Liabilities Location                             Liabilities Location
------------------------------------------------------------------------------------------------------------------------------------
 Equity contracts                    Investments in securities          $895        Options written, at value            $174
------------------------------------------------------------------------------------------------------------------------------------
 Foreign exchange currency           Unrealized appreciation on            2        Unrealized depreciation on             20
 contracts                              currency contracts                               currency contracts
------------------------------------------------------------------------------------------------------------------------------------
 Total                                                                  $897                                             $194
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2009:

(amounts in thousands)                         Amount of Realized Gain/(Loss) on Derivatives
------------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as                                                                  Foreign Currency
       hedging instruments                                 Options                     Swaps           Transactions           Total
------------------------------------------------------------------------------------------------------------------------------------
 Equity contracts                                           $2,274                     $ --                   $ --          $2,274
------------------------------------------------------------------------------------------------------------------------------------
 Credit default contracts                                      --                       (629)                   --           (629)
------------------------------------------------------------------------------------------------------------------------------------
 Foreign exchange currency contracts                           --                        --                     7              7
------------------------------------------------------------------------------------------------------------------------------------
 Total                                                      $2,274                     $(629)                 $ 7           $1,652
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Change in Unrealized Appreciation on Derivatives
------------------------------------------------------------------------------------------------------------------------------------
 Derivatives not accounted for as                                                                    Foreign Currency
       hedging instruments                                 Options                     Swaps             Transactions        Total
------------------------------------------------------------------------------------------------------------------------------------
 Equity contracts                                           $1,048                     $ --                  $ --           $1,048
------------------------------------------------------------------------------------------------------------------------------------
 Foreign exchange currency contracts                           --                        --                    63               63
------------------------------------------------------------------------------------------------------------------------------------
 Total                                                      $1,048                     $ --                   $63           $1,111
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Note 7 -- CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2009 or the year ended October 31, 2008.

Note 8 -- INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 -- SUBSEQUENT EVENT:
On November 2, 2009, the Board of Trustees declared a quarterly dividend of $0.264 per common share. This dividend was payable on November 30, 2009 to shareholders of record on November 13, 2009.

The Fund has performed an evaluation of subsequent events through December 24, 2009, which is the date the financial statements were issued, and determined that no additional events have occurred that require disclosure.

26 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM|

To the Board of Trustees and Shareholders of Advent/Claymore Enhanced Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Advent/Claymore Enhanced Growth & Income Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 24, 2009

Annual Report l October 31, 2009 l 27

LCM | Advent/Claymore Enhanced Growth & Income Fund | SUPPLEMENTAL INFORMATION

Supplemental INFORMATION |(unaudited)


FEDERAL INCOME TAX INFORMATION
Qualified dividend income of as much as $1,639,612 was received by the Fund through October 31, 2009. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $1,509,766 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2009.

RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on September 29, 2009. At this meeting, shareholders voted on the election of trustees.

With regard to the election of the following Class II Trustees by common shareholders of the Fund:



                             # OF SHARES
------------------------------------------------------------
                       IN FAVOR       AGAINST       WITHHELD
------------------------------------------------------------
Tracy V. Maitland    11,415,887       236,426        337,272
Ronald A. Nyberg     11,440,670       219,697        329,188


TRUSTEES
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS, YEAR OF  TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING               NUMBER OF FUNDS
BIRTH AND POSITION(S)   AND LENGTH OF   THE PAST FIVE YEARS AND                    IN FUND COMPLEX**   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED     OTHER AFFILIATIONS                         OVERSEEN BY TRUSTEE HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Daniel Black+           Since 2005      Partner, the Wicks Group of Cos., LLC              3           Director of Penn Foster
Year of birth: 1960                     (2003-present).Formerly, Managing Director                     Education Group, Inc.
Trustee                                 and Co-head of the Merchant Banking Group
                                        at BNY Capital Markets, a division of
                                        The Bank of New York Co., Inc. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes++     Since 2005      Private Investor (2001-present), Formerly,         44          None.
Year of birth: 1951                     Senior Vice President, Treasurer, PepsiCo,
Trustee                                 Inc. (1993-1997), President, Pizza Hut
                                        International (1991-1993) and Senior Vice
                                        President, Strategic Planning and New
                                        Business Development (1987-1990) of PepsiCo,
                                        Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Derek Medina+           Since 2004      Senior Vice President, Business Affairs            3           Director of Young Scholar's
Year of birth: 1966                     at ABC News(2008-present). Vice President,                     Institute.
Trustee                                 Business Affairs and News Planning at ABC
                                        News (2003-2008). Formerly, Executive
                                        Director, Office of the President at ABC
                                        News (2000-2003). Former Associate at Cleary
                                        Gottlieb Steen & Hamilton (law firm)(1995-1998).
                                        Former associate in Corporate Finance at
                                        J.P. Morgan/Morgan Guaranty  (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg++      Since 2004      Partner of Nyberg & Cassioppi, LLC, a              47          None.
Year of birth: 1953                     law firm specializing in corporate law,
Trustee                                 estate planning and business transactions
                                        (2000-present). Formerly, Executive Vice President,
                                        General Counsel and Corporate Secretary of
                                        Van Kampen Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Seizert, CFP+ Since 2004      Chief Executive Officer of Seizert Capital         3           Former Director of Loomis
Year of birth: 1952                     Partners, LLC, where he directs the equity                     Sayles and Co., L.P.
Trustee                                 disciplines of the firm and  serves as a
                                        co-manager of the firm's hedge fund, Proper
                                        Associates, LLC (2000-present). Formerly,
                                        Co-Chief Executive (1998-1999) and a
                                        Managing Partner and Chief Investment
                                        Officer-Equities of Munder Capital Management,
                                        LLC (1995-1999). Former Vice President and
                                        Portfolio Manager ofLoomis, Sayles & Co.,
                                        L.P. (asset manager) (1984-1995). Former
                                        Vice President and Portfolio Manager at First
                                        of America Bank (1978-1984).
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Smart+       Since 2004      Managing Partner, Cordova, Smart &                 3           Director, Country Pure Foods.
Year of birth: 1960                     Williams LLC, Advisor to First Atlantic                        Chairman, Board of Directors,
Trustee                                 Capital Ltd., (2001-present). Formerly,                        Berkshire Blanket, Inc.,
                                        a Managing Director in Investment                              President and Chairman, Board
                                        Banking-The Private Equity Group (1995-2001)                   of Directors,Sqwincher
                                        and a Vice President in Investment                             Holdings. Board of Directors,
                                        Banking-Corporate Finance (1992-1995) at                       Sprint Industrial Holdings.
                                        Merrill Lynch & Co. Founding Partner of                         Co-chair of theBoard of H20
                                        The Carpediem Group, a private placement                       plus.
                                        firm (1991-1992). Former Associate at
                                        Dillon,Read and Co. (investment bank)
                                        (1988-1990).
------------------------------------------------------------------------------------------------------------------------------------

28 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

NAME, ADDRESS, YEAR OF  TERM OF OFFICE* PRINCIPAL OCCUPATIONS DURING              NUMBER OF FUNDS
BIRTH AND POSITION(S)   AND LENGTH OF   THE PAST FIVE YEARS AND                   IN FUND COMPLEX**    OTHER DIRECTORSHIPS
HELD WITH REGISTRANT    TIME SERVED     OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Tracy V. Maitland+(0)   Since 2004      President of Advent Capital Management,            3           None.
Year of birth: 1960                     LLC, which he founded in 1995. Prior to
Trustee, President and                  June 2001, President of Advent Capital
Chief Executive Officer                 Management, a division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------

+ Address for all Trustees noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

++   Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

* After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

--- Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

--- Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.

--- Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

0 Mr. Maitland is an"interested person"(as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund's Investment Manager.

Nicholas Dalmaso served as a Trustee of the Fund. Mr. Dalmaso did not stand for re-election at the Fund's annual meeting of shareholders on September 29, 2009 (the"Annual Meeting"). Based on a recommendation from the Nominating and Governance Committee of the Board and pursuant to authority granted to it under reduce its size from eight to seven Trustees upon the expiration of Mr. the Fund's Agreement and Declaration of Trust, the Board decided to Dalmaso's term at the Annual Meeting.


OFFICERS
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED  OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
F. Barry Nelson                       Since 2005             Co-Portfolio Manager at Advent Capital Management, LLC (2001-present).
Year of birth: 1943                                          Prior to 2001, Mr. Nelson held the same position at AdventCapital
Vice President                                               Management, a division of Utendahl Capital.
------------------------------------------------------------------------------------------------------------------------------------
Robert White                          Since 2005             Chief Financial Officer, Advent Capital Management, LLC (2005-present).
Year of birth: 1965                                          Previously, Vice President, Client Service Manager, Goldman Sachs Prime
Treasurer and                                                Brokerage (1997-2005).
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Rodd Baxter
Year of birth: 1950
Secretary and Chief                                          General Counsel, Advent Capital Management, LLC (2002-present);
Compliance Officer                   Since 2005              Formerly, Director and Senior Counsel, SG Cowen Securities Corp.
                                                             (1998-2002).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers unless otherwise noted: 1065 Avenue of the Americas, 31st Floor, New York, NY 10018

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


Annual Report | October 31, 2009 | 29

LCM | Advent/Claymore Enhanced Growth & Income Fund

Dividend Reinvestment PLAN |(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareholder Services, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.


30 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Interim Advisory Agreement and
NEW ADVISORY AGREEMENT |

The Board, including the Independent Trustees, approved each of the Interim Advisory Agreement and the New Advisory Agreement. The Board reviewed materials received from Claymore, Guggenheim and independent legal counsel. The Board members also had previously received, throughout the year, Board meeting information regarding Claymore's services for the Fund. Earlier in 2009, Claymore informed the Board that it was in discussions with Guggenheim concerning a strategic transaction, including a potential sale of a controlling interest in Claymore. Claymore provided periodic reports to representatives of the Board as to the status and nature of such discussions with Guggenheim and Claymore's operating and financial results. In the spring of 2009, Claymore informed the Board that Guggenheim had arranged up to $20 million of subordinated loans to Claymore as interim financing for working capital and for inventory purchases in connection with its business of creating, distributing and supervising unit investment trusts and other investment products. Following the execution of the merger agreement that governs the Strategic Transaction (the "Merger Agreement"), a telephonic meeting was held on July 28, 2009, and attended by certain members of the Board, the chief executive officer of Claymore and the chief executive officer of Guggenheim. Such executive officers summarized the principal terms of the Merger Agreement, and described the Strategic Transaction, the business plans for Claymore following the consummation of the Strategic Transaction and answered such questions as were raised at the meeting. Representatives of the Board requested additional information regarding the Strategic Transaction, Guggenheim and the impact of the Strategic Transaction on the shareholders of the Fund.

During the third quarter of 2009, the Board received reports on the progress of the Strategic Transaction, including debt financing and additional equity financing arranged by Guggenheim. As part of its review process, the Independent Trustees of the Fund were represented by independent legal counsel. The Board reviewed materials received from Claymore, Guggenheim and independent legal counsel. Claymore and Guggenheim provided, among other information, information regarding the terms of the Strategic Transaction and potential benefits to Claymore from the Strategic Transaction. The information provided regarding Guggenheim included (i) financial information, (ii) information regarding senior executives of the firm, (iii) information regarding other Guggenheim affiliated investment managers, (iv) information regarding litigation and regulatory matters and (v) potential conflicts of interest. Claymore and Guggenheim also provided information regarding Guggenheim's and Claymore's intentions for the business, operations and personnel of Claymore following the closing of the Strategic Transaction.

The Independent Trustees discussed the Strategic Transaction and the Interim Investment Advisory Agreement between Claymore and the Fund and the New Advisory Agreement between Claymore and the Fund at the meeting. Additional supplemental information regarding the Strategic Transaction and Guggenheim was provided by Claymore and Guggenheim and reviewed by the Board.

In connection with the Board's consideration of the Interim Advisory Agreement and the New Advisory Agreement, the Trustees considered, among other information, the following factors:

o within the last year, the Board had engaged in a thorough review of the various factors, including fees and scope and quality of services, that are part of the decision whether to continue the prior advisory agreement between Claymore and the Fund (the "Prior Advisory Agreement");

o Board approval of New and Interim Advisory Agreements was a condition to the closing of the Strategic Transaction;

o    Claymore's  statement  to the Board  that the  manner  in which the  Fund's
     assets  are  managed  will  not  change  as  a  result  of  the   Strategic
     Transaction;

o the aggregate advisory fee rate payable by the Fund will not change under the Fund's Interim Advisory Agreement or New Advisory Agreement;

o there are no material differences between the terms of the Fund's Interim Advisory Agreement and New Advisory Agreement and the terms of the Fund's Prior Advisory Agreement, except for those provisions in the Interim Advisory Agreement which are necessary to comply with Rule 15a-4 under the 1940 Act;

o the capabilities of Claymore's personnel who will provide management and admin- istrative services to the Fund are not expected to change, and the key personnel who currently provide management and administrative services to the Fund are expected to continue to do so after the Strategic Transaction;

o the assurance from Claymore and Guggenheim that following the Strategic Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

o    Claymore's current financial condition;

o    the  impact  of  the  Strategic   Transaction   on  Claymore's   day-to-day
     operations;

o the reputation, capabilities, experience, organizational structure and financial resources of Guggenheim;

o the long-term business goals of Guggenheim and Claymore with regard to the busi- ness and operations of Claymore;

o that shareholders of the Fund will not bear any costs in connection with the Strategic Transaction, inasmuch as Claymore will bear the costs, fees and expenses incurred by the Fund in connection with proxy materials and any other costs of the Fund associated with the Strategic Transaction; and

o that Claymore and two newly formed, wholly-owned subsidiaries of Guggenheim, GuggClay Acquisition, Inc. and an intermediate holding company have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Strategic Transaction, any"unfair burden"(within the meaning of Section 15(f) of 1940 Act) on the Fund.


Nature, Extent and Quality of Services Provided by Claymore. The Board noted that key management personnel servicing the Fund are expected to remain with Claymore following the Strategic Transaction and that the services provided to the Fund by Claymore are not expected to change. The Board also considered Claymore's and Guggenheim's representations to the Board that Guggenheim intends for Claymore to continue to operate following the closing of the Strategic Transaction in much the same manner as it operates today, and that the impact of the Strategic Transaction on the day-to-day operations of Claymore would be neutral or positive. The Board also considered Guggenheim's statement that Claymore's compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the Strategic Transaction. Based on this review, the Board concluded that the range and quality of services provided by Claymore to the Fund were expected to continue under the Interim Advisory Agreement and the New Advisor Agreement at the same or improved levels.

Advisory Fees. The Board also considered the fact that the fee rates payable to Claymore would be the same under the Interim Advisory Agreement and New Advisory Agreement as they are under the Fund's Prior Advisory Agreement, which had within the last year been determined to be reasonable. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Annual Report | October 31, 2009 | 31

DCS | Claymore Dividend & Income Fund | INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT continued

Performance. With respect to the performance of the Fund, the Board considered that Claymore has delegated responsibility for the management of the Fund's portfolios to Advent, which would continue to manage the portfolios following the closing of the Strategic Transaction. The Board is aware that the Advent portfolio management personnel currently responsible for the day-to-day management of the portfolios would continue to manage the portfolios following the closing of the Strategic Transaction. The Board concluded that these factors supported approval of the Interim Advisory Agreement and New Advisory Agreement.

Profitability. The Board noted that it was too early to predict how the Strategic Transaction may affect Claymore's future profitability from its relationship with the Fund, but concluded that this matter would be given further consideration on an annual basis going forward. The Board also noted that Claymore's fee rates under the Interim Advisory Agreement and New Advisory Agreement are the same as those assessed under the Fund's Prior Advisory Agreement.

Economies of Scale. The Board considered any potential economies of scale that may result from the Strategic Transaction. The Board further noted Guggenheim's statement that such economies of scale could not be predicted in advance of the closing of the Strategic Transaction.

Other Benefits. The Board noted its prior determination that the fees under the Prior Advisory Agreement was reasonable, taking into consideration other benefits to Claymore. The Board also considered other benefits to Claymore, Guggenheim and their affiliates expected to be derived from their relationships with the Fund as a result of the Strategic Transaction and noted that no additional benefits were reported by Claymore or Guggenheim as a result of the Strategic Transaction. Therefore, the Board concluded that the fees payable to Claymore continued to be reasonable, taking into consideration other benefits.

In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors, including, but not limited to, the aforemented factors.

32 | Annual Report | October 31, 2009

LCM | Advent/Claymore Enhanced Growth & Income Fund

Fund INFORMATION |

   BOARD OF TRUSTEES
   Randall C. Barnes

   Daniel Black

   TracyV. Maitland*
   Chairman

   Derek Medina

   Ronald A. Nyberg

   Gerald L. Seizert

   Michael A. Smart

   * Trustee is an "interested person" of The Fund as defined in the Investment Company Act of 1940, as amended.


   OFFICERS
   Tracy V. Maitland
   President and Chief Executive Officer

   F. Barry Nelson
   Vice President and Assistant Secretary
   Robert White
   Treasurer and Chief Financial Officer

   Rodd Baxter
   Secretary and Chief Compliance Officer


   INVESTMENT MANAGER
   Advent Capital Management, LLC
   New York, New York

   INVESTMENT ADVISER AND
   ADMINISTRATOR
   Claymore Advisors LLC
   Lisle, Illinois

   CUSTODIAN AND TRANSFER AGENT
   The Bank of NewYork Mellon
   New York, New York

   LEGAL COUNSEL
   Skadden,Arps, Slate, Meagher &
   Flom LLP
   New York, New York

   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP
   New York, New York

PRIVACY PRINCIPLES OF THE FUND
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF ADVENT/CLAYMORE ENHANCED GROWTH & INCOME
FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:


The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866)
488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund's Form N-PX on the U.S. Securities & Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In November 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Report | October 31, 2009 | 35

ADVENT CAPITAL MANAGEMENT, LLC

Advent Capital Management, LLC ("Advent") is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy
V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent's investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

INVESTMENT PHILOSOPHY

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

INVESTMENT PROCESS

Advent manages securities by using a strict four-step process:

1    Screen  the  convertible   and  high-yield   markets  for  securities  with
     attractive risk/reward characteristics and favorable cash flows;

2    Analyze the quality of issues to help manage downside risk;

3    Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.


ADVENT CAPITAL MANAGEMENT, LLC                                  LCM
1065 Avenue of the Americas                                     LISTED
New York, New York 10018 LCM-AR-1009                            NYSE

LCM-AR-1009

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the "Audit Committee"), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $86,250 and $91,550 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $0 and $0 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $0 and

     $31,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively. The fees for the fiscal year ended October 31, 2008 were performed for the registrant's change of accounting policy related to amortization.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7), the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
                  ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND


STATEMENT OF PRINCIPLES

     The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

DELEGATION

     In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

PRE-APPROVED FEE LEVELS

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT SERVICES

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

                  In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

AUDIT-RELATED SERVICES

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

TAX SERVICES

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

ALL OTHER SERVICES

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

PROCEDURES

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view,
(a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $14,500 and $45,800 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Daniel Black, Randall C. Barnes, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a) (1) Paul Latronica (the "Portfolio Manager") is primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio managers as of October 31, 2009:

--------------------------------------------------------------------------------
      NAME             SINCE                  PROFESSIONAL EXPERIENCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Paul Latronica        2007        Portfolio Manager at Advent Capital
                                    Management, LLC. He has been associated with
                                    Advent Capital Management for more than
                                    six years.
--------------------------------------------------------------------------------


(a) (2) (i-iii) Other accounts managed. Mr. Latronica does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of October 31, 2009:

                            REGISTERED INVESTMENT         OTHER POOLED INVESTMENT              OTHER ACCOUNTS
                                  COMPANIES                       VEHICLES
------------------------------------------------------------------------------------------------------------------
                            # OF       TOTAL ASSETS       # OF        TOTAL ASSETS       # OF         TOTAL ASSETS
NAME                      ACCOUNTS                      ACCOUNTS                       ACCOUNTS
------------------------------------------------------------------------------------------------------------------
Paul Latronica               1       $  437 million        1           $      15          48         $     769
------------------------------------------------------------------------------------------------------------------

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Manager has investment objectives and policies that are similar to those of the registrant, the Portfolio Manager will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed at an industry-appropriate amount and generally reviewed annually. In addition, a 100% discretionary bonus may be awarded to the Portfolio Manager, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by Mr. Latronica as of October 31, 2009:

                                          DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER                            IN FUND
Paul Latronica                                     $1-$10,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)   (1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)   (2)  Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)  Proxy Voting Policies and Procedures.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 6, 2010

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland
         -----------------------------------------------------------------------

Name:    Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:    January 6, 2010

By:      /s/ Robert White
         -----------------------------------------------------------------------

Name:    Robert White

Title:   Treasurer and Chief Financial Officer

Date:    January 6, 2010